UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

DAIS CORPORATION
(Exact name of Registrant as specified in its charter)

New York	000-53554	14-1760865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11552 Prosperous Drive

Odessa, Florida 33556

(Address of principal executive offices, including zip code)

(727) 375-8484

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On June 30, 2021, Dais Corporation (the "Company" or "Dais") entered into separate and privately negotiated exchange agreements (the " Agreements") with certain holders (the "Holders") of the Company's debt to convert that debt into newly issued common equity of the Company pursuant to the Company debt to equity exchange program (each an “Exchange”) through which it agreed to convert $2,111,334 USD aggregate debt for total consideration of 7,036,667 shares of its common stock (the “Exchange Shares”), par value $0.001 per share ("Common Stock"), a $.30 conversion price, and 3,576,333 warrant shares (50% coverage) for total number of shares of 10,613,400. The breakdown of the Exchanges with each Holder are set forth in Schedule 1. The debt to equity conversion transactions are expected to close on or about August 2, 2021, with customary closing procedures. The Exchange Shares are expected to be issued pursuant to exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"), including Section 3(a)(9) and Rule 144 thereof.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. These securities have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements concerning Dais's expectations, anticipations, intentions, beliefs or strategies regarding the future, including the Note Repurchase Transactions. These forward-looking statements are based on Dais's current expectations and beliefs concerning future developments and their potential effects on Dais. There can be no assurance that future developments affecting Dais will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Dais's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, and other risks and uncertainties described in Dais's Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 24, 2021 in the section entitled "Risk Factors," and in its other filings from time to time with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of its assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Dais undertakes no obligation to publicly update or revise any forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIS CORPORATION

Date: August 5, 2021	By:	/s/ Tim N. Tangredi
Tim N. Tangredi
Chief Executive Officer

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Schedule 1

The Debt-to-Equity Exchange Program Summary

DAIS CORPORATION

DEBT TO EQUITY PROGRAM

As Processed

Company/Item	Settlement Value	Common Shares	Warrant Shares	Total Shares	Per Share and Warrant Strike Price
					$0.30
BHP Capital, LLC	$165,000	550,000	333,400	883,400
Cerberus Finance Group, Ltd.	$210,000	700,000	350,000	1,050,000
Christine Casale	$500,000	1,666,667	833,333	2,500,000
GS Capital Partners, LLC	$300,000	1,000,000	500,000	1,500,000
J + R Medallion Funding Corp	$209,000	696,667	348,333	1,045,000
LG Capital Funding, LLC	$400,000	1,333,333	666,667	2,000,000
One44 Capital, LLC	$141,334	470,000	235,000	705,000
Vision Capital NY, Inc.	$186,000	620,000	310,000	930,000
Total	$2,111,334	7,036,667	3,576,733	10,613,400

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